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Discovery Premier Group Retirement Annuity

Supplement dated April 21, 2020

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

Coronavirus Aid, Relief, and Economic Security Act
On March 27, 2020 (Date of Enactment), Congress passed and President Trump signed the Coronavirus Aid, Relief and Economic Security (CARES) Act (the “Act”). This law includes provisions that impact Individual Retirement Accounts and Individual Retirement Annuities (collectively “IRAs”), Roth IRAs and employer sponsored qualified retirement plans.

Waiver of Required Minimum Distributions (RMDs) for 2020

The requirement to take minimum distributions from defined contribution plans and IRAs is waived for 2020.  The waiver would apply to any RMD due from such an arrangement in 2020, even RMDs with respect to the 2019 tax year that are due in 2020.  For example, if an IRA owner turned age 70½ in 2019, they owe an RMD for the 2019 tax year but can wait until April 1, 2020 to take it.  If they did not take that first RMD in 2019, the bill waives it, along with the requirement to take their second RMD (for the 2020 tax year) by the end of 2020.  The relief applies both to lifetime and post-death RMDs.  In that regard, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  It is unclear whether this treatment applies for the 10-year period imposed by the SECURE Act. Although also unclear, the 1-year election rule for life expectancy payments by an eligible beneficiary may be extended based on the position the IRS took in Notice 2009-82. The Act, however, permits participants and beneficiaries to make direct rollovers to other qualified plans or IRAs of amounts that would have been 2020 RMDs.

Withdrawals from Employer Plans and IRAs, including Roth IRAs

Relief is provided for “coronavirus-related distributions” from qualified plans and IRAs. The relief would apply to such distributions made at any time during the 2020 calendar year, as follows:

•	Permits such distributions to be treated as in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457;

•	Provides an exception to the 10% early distribution penalty under Code section 72(t) (but not for the similar penalty tax under Code section 72(q) that applies to non-qualified annuities);

•	Exempts such distributions from the 402(f) notice requirements and mandatory 20% withholding applicable to eligible rollover distributions;

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Permits the individual to include income attributable to such distributions ratably over the three-year period beginning with the year the distribution would otherwise be taxable (this spreading would apply unless the taxpayer elects out); and

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Permits recontribution of such distribution to an eligible retirement plan or IRA within three years, in which case the recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.

The distribution must come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan.  The relief would be limited to aggregate distributions of $100,000 from all eligible retirement plans and IRAs.  See below for a description of who is eligible for the relief.

Plan Loans

The following relief is provided with respect to plan loans taken by any “qualified individual” who is affected by the coronavirus:

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For loans made during the 180-day period beginning on the date of enactment, the maximum loan amount would be increased from the lesser of $50,000 or 50% of the vested account balance to the lesser of $100,000 or 100% of the vested account balance.  Note that Department of Labor regulations require that plan loans be secured by no more than half of the account balance.  It is not clear whether this is an impediment to increasing the loan limit to 100% of the account balance.  We understand that DOL is aware of this issue.

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The due date for any repayment on a loan that otherwise is due between the date of enactment and December 31, 2020, would be delayed for one year.  This also would extend the maximum loan period (normally five years).

Based on prior IRS guidance involving similar relief for natural disasters, all of the changes would be optional for plans and must be adopted by the employer. See below for a description of who is eligible for the plan loan relief.

Eligible Individuals for Withdrawal and Loan Relief

The administrator of an eligible retirement plan may rely on an employee’s certification that the employee satisfies the conditions for eligibility.  The eligibility criteria for the relief remain the same, meaning the individual must fall within one of the following categories:

•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•	The individual’s spouse or dependent is diagnosed with such virus or disease; or

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The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

IRS Guidance

Extension of IRA Contribution Deadline

The deadline for making an IRA or Roth IRA contribution has been extended until July 15, 2020, the extended deadline for filing an individual’s 2019 tax return. (IRS Notice 2020-18)

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Extended Deadlines for IRA Recharacterizations and Removing Excess IRA Contributions

The deadline for IRA recharacterizations, and removing excess IRA contributions, has been extended until July 15, 2020. (IRS Notice 2020-23)

Extension of 60 Day Rollover Period

The 60-day period for indirect rollovers, if the rollover period would have ended on or after April 1, 2020, has been extended to July 15, 2020. (IRS Notice 2020-23)

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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